Exhibit 21
NEWMONT MINING CORPORATION AND SUBSIDIARIES
As of December 31, 2009

Name	State/Country of Incorporation	Ownership Percentage
Newmont Mining Corporation	Delaware, USA
Dacia Exploration S.R.L.	Romania	100%
D’Africo (Overseas) Ltd	Cyprus	100%
Moydow Limited	Ghana	100%
Newmont LaSource SAS	France	16.9251%
N.I. Limited	Bermuda	7%
Newmont Australia Holdings Pty Ltd	Victoria, Australia	100%
Newmont Australia Limited	Victoria, Australia	70.68%
Australian Tenement Holdings Pty Ltd	Victoria, Australia	100%
Bardini Pty Ltd	Western Australia	100%
National Shareholder Services Pty Ltd	Western Australia	100%
Newmont AP Power Pty Ltd	Western Australia	100%
Newmont Capital Pty Ltd	New South Wales, Australia	100%
Pacific-Nevada Mining Pty Ltd	Australian Capital Territory	100%
Newmont Metals Pty Ltd	Australian Capital Territory	100%
Newmont Golden Grove Operations Pty Ltd	Western Australia	100%
Newmont Midas Holdings Limited	Nevada, USA	9.1%
Newmont Midas Operations Inc.	Nevada, USA	100%
Newmont Mining Finance Pty Ltd	Australian Capital Territory	100%
Newmont Mining Holdings Pty Ltd	South Australia	100%
Newmont ACM Pty Ltd	Victoria, Australia	100%
Newmont Exploration Pty Ltd	South Australia	100%
Newmont Gold Pty Ltd	Western Australia	100%
GMK Investments Pty Ltd	South Australia	100%
GMKI Pty Ltd	Australia Capital Territory	100%
GPS Finance Pty Ltd	Australia Capital Territory	100%
Newmont Power Pty Ltd	South Australia	100%
NP Kalgoorlie Pty Ltd	South Australia	100%
Goldfields Power Pty Ltd	Western Australia	50%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	12.557%
Clynton Court Pty Ltd	Victoria, Australia	100%
Great Central Holdings Pty Ltd	Victoria, Australia	100%
Eagle Mining Pty Ltd	Western Australia	100%
Hunter Resources Pty Ltd	Queensland, Australia	100%
Quotidian No. 117 Pty Ltd	Victoria, Australia	100%
Matlock Mining Pty Ltd	Western Australia	46.5%
Matlock Mining Pty Ltd	Western Australia	53.5%
Australian Metals Corporation Pty Ltd	Western Australia	100%
Great Central Mines Pty Ltd	Western Australia	100%
Matlock Castellano Pty Ltd	Western Australia	100%
Great Central Investments Pty Ltd	Victoria, Australia	100%
Newmont Wiluna Mines Pty Ltd	Western Australia	100%
Newmont Wiluna Gold Pty Ltd	Queensland, Australia	100%
Newmont Wiluna Metals Pty Ltd	Western Australia	100%
Newmont Finance Limited	South Australia	100%
Newmont GMK Holdings Pty Ltd	Western Australia	100%
Kalgoorlie Lake View Pty Ltd	Victoria, Australia	100%
Kalgoorlie Consolidated Gold Mines Pty Ltd.	Western Australia	50%
Norkal Pty Ltd	Western Australia	100%

Name	State/Country of Incorporation	Ownership Percentage
Macapa Pty Ltd	Western Australia	100%
North Kalgurli Mines Pty Ltd	Western Australia	100%
Newmont GRPL Pty Ltd	Western Australia	100%
Newmont Gold Exploration Pty Ltd	Western Australia	100%
Newmont Gold Marketing & Finance Pty Ltd	South Australia	100%
Australian Gold Alliance Pty Ltd	South Australia	100%
AGR Management Services Pty Ltd	Western Australia	40%
AGR Matthey (NZ) Limited	New Zealand	40%
Newmont Gold Treasury Pty Ltd	South Australia	100%
Newmont Group Finance Pty Ltd	South Australia	100%
Newmont NGL Holdings Pty Ltd	Northern Territory, Australia	100%
Newmont Boddington Holdings Pty Ltd	South Australia	100%
Newmont Boddington Investments Pty Ltd	South Australia	100%
Newmont Boddington Pty Ltd	South Australia	100%
Newmont Boddington Gold Pty Ltd	Western Australia	100%
Newmont Kaltails Pty Ltd	Victoria, Australia	100%
Newmont Pajingo Pty Ltd	Western Australia	100%
Newmont Tanami Pty Ltd	South Australia	57.39%
Otter Gold Mines Pty Ltd	Victoria, Australia	100%
Otter Gold Pty Ltd	New South Wales, Australia	100%
Wirralie Gold Mines Pty Ltd	Queensland, Australia	100%
Newmont Pacific Energy Pty Ltd	New South Wales, Australia	100%
Yandal Gold Holdings Pty Ltd	Australian Capital Territory	100%
Yandal Gold Pty Ltd	Western Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	59.6361%
Newmont International Exploration Pty Ltd	South Australia	100%
Newmont Asia Pty Ltd	South Australia	100%
Kepala Burung Offshore Pty Ltd	Victoria, Australia	36.11%
Newmont International Holdings Pty Ltd	South Australia	100%
Newmont Mining Services Pty Ltd	South Australia	100%
Newmont Pacific Pty Ltd	New South Wales, Australia	100%
Newmont Tanami Pty Ltd	South Australia	42.61%
Newmont Woodcutters Pty Ltd	New South Wales, Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	27.8069%
Newmont Capital Limited	Nevada, USA	88.65%
Newmont Australia Limited	Victoria, Australia	13.14%
Newmont USA Limited	Delaware, USA	100%
Balkhash Mining and Exploration Inc.	Delaware, USA	100%
Battle Mountain Gold Company	Nevada, USA	100%
Battle Mountain Exploration Company	Texas, USA	100%
Battle Mountain (Irian Jaya) Ltd.	Nevada, USA	100%
PT Iriana Mutiara Mining	Indonesia	80%
Battle Mountain Resources Inc.	Nevada, USA	100%
Minera BMG	Nevada, USA	100%
Minera Choluteca S.A. de C.V.	Honduras	50%
Newmont Australia Investment Limited	Delaware, USA	100%
Newmont Bolivia Limited	Nevada, USA	100%
Empresa Minera La Joya S.R.L.	Bolivia	75.5%
Newmont Canada Corporation	Nova Scotia, Canada	11.86%
PT Newmont Minahasa Raya	Indonesia	80%
Silidor Mines Inc.	Quebec	100%
Newmont McCoy Cove Limited	Nevada, USA	100%
Newmont Nova Scotia ULC	Nova Scotia, Canada	100%
Newmont Canada Corporation	Nova Scotia, Canada	.98%
Canmont Mining Properties Limited	Delaware, USA	100%

Name	State/Country of Incorporation	Ownership Percentage
Newmont Altin Madencilik Limited Sirketi	Turkey	1%
Newmont Global Employment Limited Partnership	Bermuda	1%
Dawn Mining Company LLC	Delaware, USA	51%
Elko Land and Livestock Company	Nevada, USA	100%
G.F. Holdings B.V.	Netherlands	100%
Hospah Coal Company	Delaware	100%
Idarado Mining Company	Delaware, USA	100%
Idarado Legacy, LLC	Colorado, USA	80%
Minera El Bermejal S. de R.L. de C.V.	Mexico	44%
Minera Newmont (Chile) Limitada	Chile	99%
Minera Penmont S. de R.L. de C.V.	Mexico	44%
New Verde Mines LLC	Delaware, USA	100%
Newmont de Mexico S.A. de C.V.	Mexico	99%
Newmont Exploration of Canada Ltd.	Canada	100%
Newmont Global Employment Limited	Bermuda	99%
Newmont Gold Company	Delaware, USA	100%
Newmont GTR LLC	Nevada, USA	100%
Newmont Indonesia Investment Limited	Delaware, USA	100%
Newmont Indonesia Limited	Delaware, USA	100%
Newmont Nusa Tenggara Holdings B.V.	Netherlands	100%
Nusa Tenggara Partnership B.V.	Netherlands	56.25%
Nusa Tenggara Partnership	Netherlands	56.25%
PT Newmont Nusa Tenggara	Indonesia	63%
PT Investama Utama Indonesia	Indonesia	49%
PT Bhinneka Investama Indonesia	Indonesia	27.56%
PT Investama Utama Indonesia	Indonesia	51%
Newmont International Services Limited	Delaware, USA	100%
PT Newmont Pacific Nusantara	Indonesia	1%
Newmont Kazakhstan Gold Limited	Delaware, USA	100%
Newmont Latin America Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	.0144%
Minera Newmont (Chile) Limitada	Chile	1%
Newmont de Mexico S.A. de C.V.	Mexico	1%
Newmont Midas Holdings Limited	Nevada, USA	90.9%
Newmont Midas Operations Inc.	Nevada, USA	100%
Newmont Nevada Energy Investment LLC	Delaware, USA	100%
Newmont NL Limited	Delaware, USA	100%
Newmont North America Exploration Limited	Delaware, USA	100%
Newmont Overseas Exploration Limited	Delaware, USA	100%
Newmont Altin Madencilik Limited Sirketi	Turkey	99%
PT Newmont Pacific Nusantara	Indonesia	99%
Suriname Gold Company, LLC	Delaware, USA	50%
Newmont Peru Limited	Delaware, USA	100%
Minera Chaupiloma Dos de Cajamarca S.R.L.	Peru	40%
Minera Los Tapados S.A.	Peru	99.9856
Newmont Investment Holdings LLC	Delaware, USA	100%
Newmont Perú S.R.L.	Peru	.00026%
Newmont Perú S.R.L.	Peru	99.99974%
Newmont Realty Company	Delaware, USA	100%
Newmont Russia Limited	Delaware, USA	100%
Newmont Second Capital Corporation	Delaware, USA	100%
Minera Yanacocha S.R.L.	Peru	51.35%
Newmont Mines Limited	Delaware, USA	100%
Newmont Technologies Limited	Nevada, USA	100%
Newmont (Uzbekistan) Limited	Cyprus	60%

Name	State/Country of Incorporation	Ownership Percentage
Resurrection Mining Company	Delaware, USA	100%
San Juan Basin Coal Holding Company	Delaware, USA	100%
Santa Fe Pacific Gold Corporation	Delaware, USA	100%
Yandal Bond Company Limited	Delaware, USA	100%
Newmont Holdings ULC	Nova Scotia, Canada	100%
Minera La Zanja S.R.L.	Peru	46.9444%
Newmont Mining Corporation of Canada Limited	Canada	100%
1461160 Alberta Ltd.	Alberta, Canada	50%
Newmont Australia Limited	Western Australia	16.18%
Newmont Canada Corporation	Nova Scotia, Canada	88.0298%
Newmont Capital Limited	Nevada, USA	11.35%
Miramar Mining Corporation	British Columbia, Canada	100%
Miramar Gold Corporation	Nevada, USA	100%
Miramar Northern Mining Ltd.	British Columbia, Canada	100%
Con Exploration Ltd.	British Columbia, Canada	100%
Hope Bay Mining Ltd.	British Columbia, Canada	100%
Miramar HBG Inc.	Quebec, Canada	100%
Vol Mines Ltd.	British Columbia, Canada	100%
Orcana Resources Inc.	Nevada, USA	100%
Talapoosa Mining Inc.	Nevada, USA	100%
Newmont Insurance (Singapore) Pte Ltd	Singapore	100%
N.I. Limited	Bermuda	93%
Newmont LaSource SAS	France	16.7001%
Autin Investments BV	Netherlands	100%
Euronimba Ltd	Jersey, U.K.	43.5%
Societe Des Mines de Fer de Guinee	Guinea	95%
Gold Discovery Company	Cayman Islands	55%
Newmont Golden Ridge Limited	Ghana	100%
Newmont Ghana Gold Limited	Ghana	100%
Societe Miniere de Sabodala	Senegal	50.6%
Newmont Mineral Holdings B.V.	Netherlands	100%
European Gold Refineries Holding SA	Switzerland	60.64%
Finorafa S.A.	Switzerland	100%
Valcambi S.A.	Switzerland	100%
Newmont Mining U.K. Limited	United Kingdom	100%
Newmont Ventures Limited	Delaware	100%
Newmont (Guyana) Incorporated	Guyana	100%
NVL (Guinée) SARL	Guinea	100%
NVL (USA) Limited	Delaware	100%
NVL Caucasus Limited LLC	Armenia	100%
NVL Haiti Limited S.A.	Haiti	100%
NVL PNG Limited	Papua New Guinea	100%
NVL Saramacca Mining LLC	Delaware	100%
NVL Solomon Islands Limited	Solomon Islands	100%
Saddleback Investments Pty Ltd	Western Australia	100%
Newmont Waihi Gold Limited	New Zealand	100%
Waihi Gold Company Limited	New Zealand	100%
Newmont (Uzbekistan) Limited	Cyprus	40%
Normandy Overseas Holding Company Sdn Bhd	Malaysia	100%
Normandy Company (Malaysia) Sdn Bhd	Malaysia	100%
Newmont International Group BV	Netherlands	100%
Newmont Latin America Inc.	Canada	100%
Newmont LaSource SAS	France	66.3748%

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